SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):  November 24, 2003



                             THE VALSPAR CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                  1-3011               36-2443580
         (State or other            (Commission         (I.R.S. Employer
jurisdiction of incorporation)     File Number)        Identification No.)



1101 THIRD STREET SOUTH, MINNEAPOLIS, MINNESOTA                 55415
   (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (612) 332-7371


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

             99.1 Fourth Quarter Earnings Press Release dated November 24, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL INFORMATION

         On November 24, 2003, the Company issued the press release attached as
Exhibit 99.1, which sets out the Company's results of operations for the fourth quarter of fiscal 2003 and for the full year.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE VALSPAR CORPORATION



Dated:  November 24, 2003               By: /s/ Rolf Engh
                                            -----------------------------------
                                            Name:  Rolf Engh
                                            Title: Secretary